UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

BridgeBio Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38959	84-1850815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 Kipling Street Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

(650) 391-9740

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 1, 2019, BridgeBio Pharma, Inc., a Delaware corporation (the “Company”), completed an initial public offering (the “IPO”) of 23,575,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $17.00 per share pursuant to a registration statement on Form S-1 (Registration No. 333-231759) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). On June 27, 2019, in connection with the IPO, the Common Stock was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Common Stock is listed on the Nasdaq Global Select Market under the trading symbol “BBIO.”

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

As previously contemplated by the disclosure in the Registration Statement, the Company took the following actions in connection with the completion of the IPO.

Amendment and Restatement of Certificate of Incorporation

Upon the pricing of the IPO, on June 26, 2019, the Company filed an amended and restated certificate of incorporation (the “A&R Certificate”) with the Secretary of State of the State of Delaware. The A&R Certificate amended and restated the Company’s certificate of incorporation to, among other things:

•	authorize 500,000,000 shares of common stock;

•

authorize 25,000,000 shares of undesignated preferred stock (the “Undesignated Preferred Stock”) that may be issued from time to time by the Company’s board of directors (the “Board”) in one or more series with such designations, powers, preferences and other rights as the Board determines;

•

permit the Board to amend or repeal the Company’s bylaws (the “Bylaws”) without obtaining stockholder approval by the affirmative vote of a majority of the directors of the Board (the “Directors”) then in office, and require any amendment of the Bylaws by the stockholders receive the affirmative vote of at least seventy-five percent (75%) voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority in voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class;

•

provide for a classified Board consisting of three classes and prohibit the removal of Directors by the stockholders without cause, through the vote of not less than seventy-five percent (75%) in voting power of the outstanding shares of capital stock then entitled to vote at an election of Directors;

•	prohibit stockholder action by written consent in lieu of a meeting;

•	require that special meetings of the stockholders be called only by the Board acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office;

•	provide for the indemnification of directors and officers of the Company, in each case to the fullest extent authorized by the General Corporation Law of the State of Delaware; and

•

require that any amendment of certain provisions of the A&R Certificate by the stockholders receive the affirmative vote of not less than seventy-five percent (75%) of the total voting power of all outstanding securities entitled to vote in the election of directors.

The foregoing description of the A&R Certificate is qualified in its entirety by reference to the A&R Certificate, a copy of which is filed herewith as Exhibit 3.1.

Amendment and Restatement of Bylaws

Upon the closing of the IPO, on July 1, 2019, the Company’s amended and restated bylaws (the “Restated Bylaws”) became effective. The Restated Bylaws amended the Company’s bylaws to, among other things:

•	require that special meetings of the stockholders be called only by the Board acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office;

•

establish advance notice, content and procedural requirements for notice provided by stockholders for nominations for election to the Board and for proposals to be brought by stockholders before any meeting of the Company’s stockholders;

•	set forth the rights, powers and manner of acting of the Board and officers of the Company;

•

provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for any state law claim for: (1) any derivative action or proceeding brought on the Company’s behalf; (2) any action asserting a claim of breach of a fiduciary duty or other wrongdoing by any of the Company’s directors, officers, employees or agents to the Company or its stockholders; (3) any action asserting a claim against the Company arising pursuant to any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws; (4) any action to interpret, apply, enforce or determine the validity of the Company’s certificate of incorporation or bylaws or (5) any action asserting a claim governed by the internal affairs doctrine; provided, that this choice of forum provision does not apply to any actions arising under the Securities Act or the Exchange Act; and

•

permit the Board to adopt, amend or repeal the Restated Bylaws without obtaining stockholder approval, and require that any amendment of the Restated Bylaws by the stockholders receive the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class.

The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the Restated Bylaws, a copy of which is filed herewith as Exhibit 3.2.

Item 8.01.	Other Events.

Upon the closing the IPO, the holders of 83,037,596 shares of Common Stock are entitled to rights with respect to the registration of such securities under the Securities Act, including demand registration rights, short-form registration rights and piggyback registration rights. These rights are provided under the terms of a Registration Rights Agreement between the Company and certain of its shareholders, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of BridgeBio Pharma, Inc.

3.2	Amended and Restated Bylaws of BridgeBio Pharma, Inc.

4.1	Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BridgeBio Pharma, Inc.

Date: July 3, 2019	/s/ Brian C. Stephenson
Brian C. Stephenson Chief Financial Officer